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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 25, 2004


                           OMNI ENERGY SERVICES CORP.
             (Exact name of registrant as specified in its charter)


           LOUISIANA                        0-23383                      72-1395273
 (State or other jurisdiction      (Commission File Number)           (I.R.S. Employer
       of incorporation)                                             Identification No.)


                              4500 NE INTERSTATE 49
                            CARENCRO, LOUISIANA 70520
               (Address of principal executive offices) (Zip Code)

                                 (337) 896-6664
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



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ITEM 12. Results of Operations and Financial Condition.

On March 25, 2004, OMNI Energy Services Corp. issued a press release announcing its financial results for the fourth quarter ended December 31, 2003. A copy of the earnings release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference. The information in this Current Report on Form 8-K, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing."



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             OMNI ENERGY SERVICES CORP.
Dated:  March 31, 2004

                                             By: /s/ G. DARCY KLUG
                                                 -------------------------------
                                                          G. Darcy Klug
                                                     Chief Financial Officer



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                                  EXHIBIT INDEX

EXHIBIT
NUMBER                                  DESCRIPTION
-------        -----------------------------------------------------------------
99.1           Press Release dated March 25, 2004